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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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MSC.SOFTWARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MSC.Software Corporation 2 MacArthur Place Santa Ana, California 92707

NOTICE OF ANNUAL MEETING

         Dear Stockholder:

        On Wednesday, May 14, 2003, MSC.Software Corporation (the "Company") will hold its 2003 Annual Meeting of Stockholders at the DoubleTree Hotel, 201 East MacArthur Boulevard, Santa Ana, California 92707. The meeting will begin at 10:00 a.m.

        Only stockholders who owned stock at the close of business on March 21, 2003 can vote at this meeting or any adjournments that may take place. At the meeting we will:

  1.
  Elect two Directors to the Board of Directors;

  2.
  Ratify the appointment of KPMG LLP as independent auditors for 2003; and

  3.
  Attend to other business properly presented at the meeting.

        Your Board of Directors recommends that you vote in favor of the two proposals outlined in this proxy statement.

        At the meeting we will also report on the Company's 2002 business results and other matters of interest to stockholders.

        The approximate date of mailing for this proxy statement and card(s) is April 11, 2003.

By Order of the Board of Directors,

Louis A. Greco
 Secretary and Chief Financial Officer
April 11, 2003

i

QUESTIONS AND ANSWERS

1.	Q:	What may I vote on by proxy?
	A:	(1) The election of nominees to serve on the Board of Directors;
(2) The ratification of the appointment of KPMG LLP as independent auditors for 2003.
2.	Q:	How does the Board recommend I vote on the proposals?
	A:	The Board recommends a vote FOR each of the nominees and FOR the ratification of KPMG LLP as independent auditors for 2003.
3.	Q:	Who is entitled to vote?
	A:	Stockholders as of the close of business on March 21, 2003 (the Record Date) are entitled to vote at the Annual Meeting.
4.	Q:	How many shares can vote?
	A:	As of the Record Date, March 21, 2003, 29,931,280 shares of common stock, the only voting securities of the Company, were issued and outstanding. Every stockholder of common stock is entitled to one vote for each share held.
5.	Q:	How do I vote?
	A:	Complete, sign and date each proxy card you receive and return it in the prepaid envelope. Alternately, if you hold your shares in your own name as a holder of record, you may vote by telephone by calling the toll-free number listed on the accompanying proxy card. Telephone voting is available 24 hours a day until 1:00 P.M. Los Angeles Time on May 13, 2003. You also have the option to vote via the Internet. The Website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 1:00 P.M. Los Angeles time on May 13, 2003. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.
You have the right to revoke your proxy at any time before the meeting by:
(1) notifying the Secretary of the Company in writing;
(2) voting in person; OR
(3) returning a later-dated proxy card.
6.	Q:	Who will count the votes?
	A:	Representatives of Mellon Investor Services L.L.C. will count the votes and act as the inspector of election.
7.	Q:	Is my vote confidential?
	A:	Proxy cards, emails, telephone calls, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Mellon Investor Services L.L.C. and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit Mellon Investor Services L.L.C. to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances such as a proxy contest in opposition to the Board. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

8.	Q.	What if my shares are held in "street name"?
	A:	If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote these shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.
9.	Q:	What shares are included on the proxy card(s)?
	A:	The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s) or vote by the using the internet website or toll-free telephone number, your shares will not be voted.
10.	Q:	What does it mean if I get more than one proxy card?
	A:	If your shares are registered differently and are in more than one account, you will receive more than one proxy card. If you intend to vote by return mail, sign and return all proxy cards to ensure that all your shares are voted. If you intend to vote by telephone or the internet, call or vote via the internet in connection with each individual proxy card received. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Mellon Investor Services L.L.C.
11.	Q:	What is a "quorum"?
	A:	A "quorum" is a majority of the outstanding shares entitled to vote. They may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes and for the purpose of determining the outcome of any matter submitted to the stockholders for a vote. However, abstentions do not constitute a vote "for" or "against" any matter and will be disregarded in the calculation of a plurality.
12.	Q:	What is required to approve each proposal?
	A:	A quorum must have been established in order to consider any matter. To elect directors, the two candidates for director who receive the most votes will become directors of the Company. To ratify the appointment of auditors, a majority of the shares represented at the meeting, either in person or by proxy, must be voted in favor of the auditors.

Under the rules of the New York Stock Exchange in effect at the time this proxy statement was printed, your broker is permitted to vote your shares on the election of the directors, even if the broker does not receive instructions from you. Your broker will provide you with directions on voting your shares, and you should instruct your broker to vote your shares according to those instructions.
13.	Q:	How will voting on any other business be conducted?
	A:	Although we do not know of any business to be considered at the 2003 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card will give authority to each of Frank Perna, Jr. and Louis A. Greco to vote on such matters at their discretion.

14.	Q:	When are the stockholder proposals for the 2004 Annual Meeting due?
	A:	All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Louis A. Greco, Secretary and Chief Financial Officer, MSC.Software Corporation, 2 MacArthur Place, Santa Ana, California 92707 by December 12, 2003. Any proposal received after this date will be considered untimely. Each proposal must comply with applicable law and the Company's Bylaws. A stockholder proposal (other than in respect of a nominee for election to the Board of Directors) to be presented at the next annual meeting of stockholders but not submitted for inclusion in the proxy statement will be considered untimely under the Company's Bylaws if received by us after the close of business on the tenth day following the date on which the notice of the 2004 Annual Meeting is first mailed to stockholders.
15.	Q:	Can a stockholder nominate someone to be a director of the Company?
	A:	No. The Nominating Committee of the Board will not consider nominees recommended by the stockholders.
16.	Q:	How much did this proxy solicitation cost?
	A:	The Company hired Mellon Investor Services L.L.C. to assist in the distribution of proxy materials and solicitation of votes for $9,500 plus estimated out-of-pocket expenses of $4,000. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSALS YOU MAY VOTE ON

1.
Election of Directors

  There are two nominees for election this year. Detailed information on the nominees, along with information on the other continuing directors, is provided at pages 5, 6 and 7. Directors are divided into three classes, with each class being elected once every three years. All directors serve for a term of three years. The Company does not expect any of the nominees to become unavailable to stand for election, but should this happen, the Board will designate a substitute. Proxies voted on the original nominee will be cast for the substitute.

  Your Board unanimously recommends a vote FOR each of these directors.

2.
Ratification of the Appointment of KPMG LLP as Independent Auditors

  The Audit Committee has recommended, and the Board has approved, the appointment of KPMG LLP ("KPMG") as our independent auditors for 2003. KPMG has served as our independent auditors since December 19, 2001. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of KPMG will attend the Annual Meeting to answer appropriate questions. They also may make a statement if they so desire.

  Neither our certificate of incorporation nor bylaws requires that the stockholders ratify the selection of KPMG LLP as our independent accountants. We are doing so because we believe it is a matter of good corporate practice. If our stockholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain KPMG LLP, but may, nonetheless, retain such independent accountants. Even if the selection is ratified, the Board and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interest of the Company and our stockholders.

  The audit services provided by KPMG during 2002 included an audit of the Company's consolidated financial statements and consultation on various tax and accounting matters.

  On December 13, 2001, the Company dismissed Ernst & Young LLP ("Ernst & Young") as its principal accountants. Effective December 19, 2001, the Company engaged independent accountants KPMG LLP as the principal accounts to audit the Company's financial statements for the fiscal year ending December 31, 2001. The decision to change accountants was recommended by the Audit Committee and approved by the Board.

  During the fiscal year ended December 31, 2000 and the subsequent interim period through December 13, 2001, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, and none of the events specified in paragraph (a)(1)(v) of Item 304 of Regulation S-K occurred. Furthermore, Ernst & Young's reports for its last two years did not contain any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

  Your Board unanimously recommends a vote FOR the ratification of KPMG's appointment as independent auditors for 2003.

THE BOARD OF DIRECTORS

Nominees for Directors

        The following table sets forth certain information regarding the directors in Class III who are nominees for election to the Board of Directors for a three-year term.

Name	Age	Last Five Years	Director Since
George N. Riordan	69	Former Chairman of the Board of the Company (February 1, 1997 to December 14, 1998). Mr. Riordan is also Managing Director, George Riordan & Co., investment bankers (February 1991 to 2002). Mr. Riordan was previously a director of Lewis Galoob Toys, Inc. (1994 to 1996).	1983
William F. Grun	55	Mr. Grun is a private investor and consultant. From 1996 to 1999, he was the President and Chief Operating Officer of Optum Software, a privately held supply chain software company. From 1989 to 1996, he was an executive with AlliedSignal (now Honeywell International) where he held several positions including President of Aerospace Systems and Equipment.	1997

Continuing Directors

        The following table sets forth certain information, furnished to the Company by the respective persons named below, about the directors who comprise Class I and Class II of the Company's Board of Directors.

        The following Class I director is currently serving until the 2004 Annual Meeting and until his successor is elected and qualified:

Name	Age	Last Five Years	Director Since
Frank Perna, Jr.	65	Chairman and Chief Executive Officer (December 14, 1998 to present) of the Company. Chairman and Chief Executive Officer, EOS, a privately held provider of power supplies for electrical equipment and notebook computers (1994 to 1998). Mr. Perna also serves as a director of California Amplifier, Inc., a public company that designs and manufactures a broad line of microwave amplifier equipment used with satellite video and terrestrial broadband applications, as a director of Geometric Software Solutions Co. Ltd., a public company headquartered in India providing CAD/CAM/CAE/PDM software applications, component technology and development services and as a director of Ping Identity Corp. Mr. Perna is also a member of the Board of Trustees for Kettering University. Mr. Perna previously served as director of PDA Engineering (1990 to 1994) and was a member of the Board of Directors of PDA Engineering at the time it was acquired by the Company.	1994

        The following Class II directors are currently serving until the 2005 Annual Meeting and until their respective successors are elected and qualified:

Name	Age	Last Five Years	Director Since
Donald Glickman	70	Managing Partner, J.F. Lehman & Company, a private equity investment firm (1993 to present). President of Donald Glickman & Company, a private investment firm (1992 to present). Mr. Glickman currently serves as Chairman of Elgar Electronics (1998 to present), and as director of Burke Industries (1997 to present), Monro Muffler Brake Inc. (1984 to present), Massachusetts Mutual Corporate Investors (1992 to present), Massachusetts Mutual Participation Investors (1992 to present), SDI Incorporated (1998 to present), OAO Technology Solutions (2002 to present), and Racal Investments Group (2002 to present). Monro Muffler Brake Inc., Massachusetts Mutual Corporate Investors and Massachusetts Mutual Participation Investors are publicly held.	1998
Larry S. Barels	54
		Principal, Pacific Capital Resources, Mr. Barels' private consulting practice (1996 to present). Chairman, Driveway Corporation, a provider of Internet file storage solutions (June 1998 to 2002). Advisor, Vantage Point Venture Partners (1997 to 2002). Chairman, Openwave Systems, Inc., a publicly held company that develops Internet and intranet-based messaging server software (1995 to 1997). Chairman and Chief Executive Officer, Wavefront Technologies, a company involved in digital image manipulation and computer animation (1985 to 1995). Mr. Barels is currently a director of Miramar Systems (1990 to present), a director and chair of the audit committee of Miravant Medical Technologies (1998 to present) and chairman of the board of directors of Divecon Inc.	1998

Statement on Corporate Governance

        The Board held twelve meetings during 2002, and all of the directors attended 100% of the Board meetings and committee meetings of which they were members.

        Although the full Board considers all major decisions of the Company, the Board has established several standing committees to more fully address certain areas of importance to the Company. The three committees of the Board are the:

  •
  Audit Committee;

  •
  Governance and Nominating Committee; and

  •
  Compensation Committee

        The Committees are currently composed of:

Name	Audit[1]		Compensation[1]		Governance and Nominating[1]
Donald Glickman	X		X	[2]	X
Larry S. Barels			X		X	[2]
George N. Riordan	X				X
William F. Grun	X	[2]	X

1
The Audit Committee, the Compensation Committee and the Governance and Nominating Committee are composed entirely of independent directors, as defined by the rules of The New York Stock Exchange.

2
Indicates Committee Chairman.

        Audit Committee:    The Audit Committee examines accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews and approves the Company's financial disclosures, and communicates with the Company's independent auditors. The Audit Committee met six times during 2002.

        Governance and Nominating Committee:    The Governance and Nominating Committee (formerly known as the Nominating Committee) is responsible for nominating directors to serve on the Board, establishing corporate governance guidelines and ensuring compliance with such guidelines. The Governance and Nominating Committee does not consider nominees recommended by the stockholders. The Governance and Nominating Committee did not meet during 2002.

        Compensation Committee:    The Compensation Committee reviews the compensation paid to corporate officers and makes recommendations regarding changes in salary, profit sharing, and yearly bonuses awarded to employees. This committee also administers the 1991 Stock Option Plan ("1991 Plan"), the 1998 Stock Option Plan ("1998 Plan"), and the 2001 Stock Option Plan ("2001 Plan"). (Although no new awards may be granted under the 1991 Plan, the Compensation Committee's authority under that plan continues with the awards that remain outstanding under that plan.) The Compensation Committee met two times during 2002.

Certain Relationships and Related Transactions:

        Abbas Khoshniyati and Nader Khoshniyati each owned an equity interest greater than 10% of Advanced Enterprise Solutions, Inc., which was acquired by the Company in 2001. As partial consideration for the sale of Advanced Enterprise Solutions, Inc., Nader Khoshniyati received 1,243,646 shares of the Company's common stock and a subordinated Promissory Note in the amount of $6,217,800, which is still outstanding, and Abbas Khoshniyati received 1,069,908 shares of the Company's common stock and a Promissory Note in the amount of $6,083,000, which is also still outstanding. Abbas Khoshniyati and Nader Khoshniyati are now officers of the Company and are first cousins.

        During 2002, the Company utilized the services of Geometric Software Solutions Co. Ltd. ("GSSL"), a public company headquartered in India that provides CAD/CAM/CAE/PDM software applications, component technology and development services. Mr. Perna is a director of GSSL. In 2002, the Company paid $890,000 to GSSL. As of December 31, 2002, the Company also owns 520,000 shares of common stock of GSSL with an original cost of $68,000 and a fair market value of $5,177,000.

        Board Evaluation.    In 1997, the Board implemented a process to evaluate Board performance and effectiveness. In 2002, the directors completed a Board evaluation questionnaire addressing twelve performance standards relating to the Board as a whole. In addition to the evaluation questionnaire, each Board member also completed a director evaluation form rating each of the other directors excluding themselves. The Board evaluation questionnaire and the director evaluation form were both modeled on samples provided in the Blue Ribbon Commission Report of the National Association of Corporate Directors. The completed questionnaires and evaluation forms were mailed confidentially to the Company's outside auditors who tabulated the results as to the Board's overall performance. The composite ratings in the categories surveyed were all "average" or higher. The Board intends to conduct a self-evaluation process similar to that conducted the past three years on an annual basis.

        Chief Executive Officer Evaluation.    The other members of the Board evaluated Mr. Perna in his capacity as Chief Executive Officer on a series of factors including leadership, strategic planning, financial results and succession planning. In each category, Mr. Perna met or exceeded expectations.

Directors' Compensation

        Directors who are also employees or officers of the Company do not receive any additional compensation for their service on the Board. Currently, directors who are not officers or employees of the Company ("non-employee directors") receive a $22,000 annual retainer plus $6,000 per year for each committee chair. Directors also receive $3,500 for each Board meeting they attend and $1,750 for each committee meeting they attend. In addition, non-employee directors are reimbursed for all expenses incurred in connection with attendance at meetings of the Board and the performance of Board duties.

        Non-employee directors are eligible to participate in the Non-Employee Director Program. Under this program, non-employee directors receive a grant of options to purchase 10,000 shares of common stock of the Company upon election to the Board. In addition, non-employee directors receive an annual grant of options to purchase shares of common stock on the first business day of each calendar year. On January 2, 2002, Larry Barels, Donald Glickman, George Riordan and William Grun each received options to purchase 3,000 shares of common stock of the Company at an exercise price of $15.10 (commencing in January 2003, the amount of such annual grant was increased to 5,000 shares). All of the options granted under the program become exercisable 12 months after the date of grant and expire on the fifth anniversary of the grant date.

Lead Director

        In March 2003, the Board of Directors created a new position of Lead Director. The independent directors will appoint the Lead Director annually and the independent directors have designated Donald Glickman to serve in this position for 2003. The Lead Director's compensation shall be an additional $20,000 annually.

        The Lead Director's primary responsibility will be to:

  •
  assist the Board in assuring compliance with and implementation of the Company's governance guidelines,

  •
  act as the principal liaison between independent directors and the Chief Executive Officer on certain issues, and

  •
  coordinate the agenda for and chairing meetings of the independent directors.

Report of the Audit Committee

        The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

        The members of the Audit Committee have been appointed by the Board. The Audit Committee is governed by a charter which was adopted on March 19, 2002. On March 19, 2003, the Audit Committee amended and restated its charter, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee is comprised of three directors who meet the independence and experience requirements of the New York Stock Exchange.

        Duties of the Audit Committee during the period covered by this Report were to:

  •
  oversee the Company's internal accounting and operational controls as well as its financial and regulatory reporting,

  •
  select the Company's independent auditors and assess their performance on an ongoing basis,

  •
  review the Company's interim and year-end financial statements and audit findings with management and the Company's independent auditors, and take any action considered appropriate by the Audit Committee and the Board,

  •
  review the Company's general policies and procedures regarding audits, accounting and financial controls, the scope and results of the auditing engagement, and the to extent to which the Company has implemented changes suggested by the auditors,

  •
  review the results of each audit by the Company's independent accountants and discuss with them any factors, including, without limitation, the provision of any non-audit services, that may affect their independence,

  •
  perform other oversight functions as requested by the full Board, and

  •
  report activities performed to the full Board.

        Management is responsible for the Company's internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with management and the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors' their independence.

        Based on the review and discussions noted above, and relying thereon, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and be filed with the U.S. Securities and Exchange Commission.

        The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining KPMG's LLP independence.

                      Audit Committee:
                      William F. Grun, Chairman
                      Donald Glickman
                      George N. Riordan

Auditors Fees Report

        Fees related to services performed by KPMG LLP in 2002 are as follows:

Audit Fees	$524,000
Audit Related Fees (1)	148,000
Tax Fees (2)	45,000
Total	$717,000

(1)
Audit related fees consisted primarily of audits of financial statements of employee benefit plans, due diligence work performed on certain businesses acquired during the year and review of SEC filings.

(2)
Tax fees consisted principally of fees for tax compliance services.

EXECUTIVE COMPENSATION

Report of the Compensation Committee

        The Compensation Committee of the Board has furnished the following report on employee compensation. This report will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference and will not be deemed soliciting material or deemed filed under those Acts.

        The Compensation Committee of the Board is composed entirely of independent outside directors. We are responsible for the general compensation policies of the Company, and administer the Company's various compensation plans, including its stock option plans and annual salary and bonus plans.

        Each year, we comprehensively review the compensation of the Company's Chief Executive Officer and the other senior executive officers to assure that compensation is appropriately tied to performance and that salary and potential bonus compensation levels are appropriate. To focus and facilitate such review, we developed the following compensation philosophy for the Company:

  •
  executive compensation should be at or above the 50th percentile of high-tech industry market levels to allow the Company to attract and retain talented management;

  •
  annual variable compensation should reward the executives for achieving specific results which should lead to increased stockholder value;

  •
  the majority of variable compensation should be directly related to sustained increases in stockholder value;

  •
  supplemental benefits and perquisites which reward executives without regard to performance should be minimal; and

  •
  all employees of the Company should be encouraged to think like stockholders.

        The compensation of the Chief Executive Officer and of the Company's other senior executive officers is comprised of three primary components:

  •
  Salary

  •
  Bonus

  •
  Stock options

        Salary is fixed at a competitive level to attract and retain qualified candidates. Bonuses are tied specifically to performance of the Company, components or specific business units of the Company and/or individual contributions. Stock options are awarded in amounts we believe necessary to provide incentives for future performance, taking into account individual performance and length of service with the Company. This mix of compensation elements places a significant portion of compensation at risk and emphasizes performance.

        Salary.    Mr. Perna's base salary was set at $400,000, effective January 1, 2002 and was determined by us in accordance with the general principles described above. The base salaries for the period from January 1, 2002 to December 31, 2002 for the remaining senior executive officers were similarly reviewed and set, with consideration also given to the relationship of those salaries to the salary of Mr. Perna.

        Bonus.    For 2002, we established an expected target bonus for Mr. Perna of $500,000 that was dependent upon Company performance. Mr. Perna did not earn a bonus due to the revenue and earnings per share performance of the Company for fiscal 2002. Under the 2002 program, the target bonus of other senior executive officers was set at between 40% to 60% of their annual base salary, depending upon the actual executive officer, and was also dependent on both (1) specific performance factors established in advance by the Chief Executive Officer and (2) Company performance.

        Stock Options.    We believe that the Company should provide greater equity incentives to the Chief Executive Officer and other executive officers to encourage them to think like stockholders and enhance retention and continuity of management. Equity incentives for management at the Company have historically been below the median level at peer companies. We assigned option awards to Mr. Perna and other executive officers in part based on our desire to increase equity incentives at the Company and on their respective compensation levels, individual performance, and their length of service with the Company.

        In December 1995, the United States Internal Revenue Service issued final regulations affecting all publicly held United States corporations (the "Regulations") interpreting the statutory limitation on the tax deductibility of compensation in excess of $1 million for certain executive officers. In general, we consider the anticipated tax treatment to the Company and to its executives of various payments and benefits. However, we will not necessarily limit executive compensation to that which is deductible under the Regulations. We will consider various alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

        No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries, or is employed by a company whose board of directors includes a member of the management of the Company.

                      Compensation Committee:
                      Donald Glickman, Chairman
                      Larry S. Barels
                      William F. Grun

Compensation Committee Interlocks and Insider Participation

        William Grun, Donald Glickman and Larry Barels each served as members of the Compensation Committee during 2002. None of the members of the Compensation Committee are officers or employees, or former officers or employees, of the Company or any of its subsidiaries. No interlocking relationship exists between the members of the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards[1]
Name and Principal Position	Year	Salary($)		Bonus($)[2]	Other Annual Compensation ($)[3]	Securities Underlying Options(#)[4]	All Other Compensation ($)[5]
Frank Perna, Jr., Chairman and Chief Executive Officer	2002 2001 2000	400,000 353,385 325,000		— 400,000 300,000	— — —	200,000 300,000 400,000	47,339 44,938 37,770
Louis A. Greco, Chief Financial Officer and Executive Vice President	2002 2001 2000	250,000 243,333 225,000		60,500 149,000 80,000	— — —	35,000 110,000 45,024	29,088 28,313 26,107
Robert R. Ryan, Executive Vice President Product Division	2002 2001 2000	250,000 — —	(6)	69,000 — —	— — —	80,000 — —	16,776 — —
Nader Khoshniyati, Executive Vice President Field Operations	2002 2001 2000	250,000 277,820 —		55,000 16,000 —	— — —	35,000 75,000 —	27,797 10,700 —
Kenneth Blakely, Executive Vice President Software	2002 2001 2000	250,000 243,354 218,333		40,700 75,000 71,000	— — —	35,000 110,000 40,000	27,344 29,339 25,394

1
The Company did not make any payments or awards that would be classifiable under the "Restricted Stock Award" and "LTIP Payout" columns otherwise required to be included in the Table by the applicable Securities and Exchange Commission disclosure rules.

2
Bonus amounts are paid 50% in cash and 50% in stock pursuant to the MSC.Software Corporation 2002 Executive Cash and Stock Bonus Plan (the "Bonus Plan"). The Bonus Plan provides that the stock portion of the bonus is valued at the opening of the market as of the first business day of either the year for which the bonus is to be paid or the pay period in which an individual becomes a participant.

3
The amounts included in this column for each of the named executive officers do not include the value of certain perquisites which in the aggregate did not exceed the lower of $50,000 or 10% of each named executive's aggregate fiscal 2000, 2001 or 2002 salary and bonus compensation.

4
Unless otherwise noted, represents shares of stock underlying options granted under the Company's 1991 Plan, the 1998 Plan and the 2001 Plan. There were no individual grants of stock options in tandem with stock appreciation rights ("SAR's") or freestanding SAR's made during the years ended December 31, 2000, 2001 or 2002 to the above-named executive officers.

5
Unless otherwise noted, the amounts shown constitute Company contributions on behalf of the named individuals to (a) the MSC.Software Corporation Profit Sharing Plan ("PSP") and (b) the MSC.Software Corporation Supplemental Retirement and Deferred Compensation Plan ("SERP") in the following amounts: Frank Perna, Jr.: 2002: $15,755 to PSP; $31,584 to SERP; 2001: $12,980 to PSP; $31,958 to SERP; 2000: $13,190 to PSP; $24,580 to SERP; Louis A. Greco: 2002: $15,755 to PSP; $13,333 to SERP; 2001: $12,980 to PSP, $15,333 to SERP; 2000: $13,190 to PSP, $12,917 to SERP; Robert R. Ryan: 2002: $8,221.27 to PSP; $8,555.42 to SERP; Kenneth Blakely: 2002: $15,755 to PSP; $12,169 to SERP; 2001: $12,980 to PSP, $16,359 to SERP; 2000: $13,190 PSP, $12,204 to SERP; Nader Khoshniyati: 2002: $15,755 to PSP; $12,042 to SERP; 2001: $7,020 to PSP, $3,680 to SERP.

6
Mr. Ryan became an employee of the Company as of April 18, 2003 and received $174,181 for the period starting on such date until December 31, 2002.

Option Grants in 2002

        The following table presents additional information concerning the stock options shown in the Summary Compensation Table and granted to the named executive officers during 2002:

INDIVIDUAL GRANTS

Name	Number of Securities Underlying Options Granted(#)[1,2,3]	Percent of Total Options Granted to Employees in Fiscal Year 2002	Exercise Price ($/Sh)		Expiration Date	Grant Date Present Value ($)[4]
Frank Perna, Jr.	200,000(5)	19.685%		$21.96	3/19/2012	4,392,000
Louis A. Greco	35,000(6)	3.445%		$15.00	5/14/2012	409,150
Robert R. Ryan	60,000(7) 20,000(6)	7.874%	$ $	11.40 15.00	5/9/2012 5/14/2012	684,000 233,800
Nader Khoshniyati	35,000(6)	3.445%		$15.00	5/14/2012	409,150
Kenneth Blakely	35,000(6)	3.445%		$15.00	5/14/2012	409,150

1
During 2002, options were granted pursuant to the 2001 Plan. Options under the 2001 Plan are nontransferable other than by will or the laws of descent and distribution. Options under the 2001 Plan are exercisable for six months after the date of such termination or until the expiration of the stated term of each option, whichever first occurs. The 2001 Plan provides that vesting may be accelerated in certain events related to changes in control of the Company, unless the Compensation Committee, prior to such change in control, determines otherwise. The 2001 Plan is administered by the Compensation Committee of the Board.

2
The 2001 Plan does not provide for "reload options".

3
Options were granted at an exercise price equal to or greater than the fair market value on the date of grant.

4
Grant Date Present Value determined under Black-Scholes Valuation Method. The estimated values under the Black-Scholes model are based on the following assumptions: the risk-free rate of return is 4.23%, the expected dividend yield is 0%, the expected volatility is 65.6% and the expected term is five years. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

5
Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on March 19, 2002 under the 2001 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

6
Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on May 14, 2002 under the 2001 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

7
Represents grant to employee of non-qualified stock options to purchase shares of common stock granted on May 9, 2002 under the 2001 Plan that are exercisable in installments, with 25% of the options becoming exercisable one year after the date of grant and with an additional 25% of the options becoming exercisable on each successive anniversary date. Full vesting will occur on the fourth anniversary date.

Aggregated Option Exercises in 2002 and Year-End Option Values

        The following table shows information for the named executive officers concerning:

  (1)
  exercises of stock options during 2002; and

  (2)
  the amount and values of unexercised stock options as of December 31, 2002.

			Number of Securities Underlying Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End($)[1]
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Frank Perna, Jr.	0	0	928,000	400,000	852,875	0
Louis A. Greco	0	0	240,000	118,750	66,844	33,422
Robert R. Ryan	0	0	0	80,000	0	0
Nader Khoshniyati	0	0	18,750	91,250	0	0
Kenneth Blakely	25,000	405,312	172,500	125,000	44,562	44,562

1
Based on the closing price of the Company's common stock on December 31, 2002 ($7.72 per share) minus the exercise price of "in-the-money" options.

Severance Plans and Other Information

        The Company has entered into severance agreements with certain of the named executive officers and other key employees. These severance agreements provide that, if the Company or the employee terminates the employee's employment with the Company (other than as a result of death or disability) for any reason within two years after a change of control1 of the Company, the employee will receive a severance payment. The severance payments will be reduced to the extent any payment is not deductible by the Company for federal income tax purposes. The severance agreements are automatically renewed annually unless the Company gives written notice that it does not wish to extend them. In addition, the agreements will continue in effect for three years after a change in control of the Company.

  •
  Certain Executives. The severance payment for Frank Perna, Jr., Louis Greco, Robert R. Ryan, Nader Khoshniyati, Kenneth Blakely and other key executives will be a cash payment of two and one-half times the average of the cash compensation received by the employee over the last five years.

  •
  Other Key Employees. Some key employees with severance agreements who have been employed by the Company for at least five years will receive a severance payment at least equal to the average of the employee's total cash compensation over the last five years, increasing ratably to a maximum of two times the average of the last five years of such employee's total cash compensation if the employee was employed for ten years or more. Others will receive two and one half times the average of the cash compensation received by the employee over the last five years regardless of the length of service. A total of 130 employees have severance agreements with the Company.

1
Under the severance agreements, a change in control is defined to include the following transactions unless approved by a majority of the Board of Directors:

(a)
any person or group becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities;

(b)
the election in a contest for election of a majority of the Board who were not directors prior to such contest;

(c)
the stockholders approve the dissolution or liquidation of the Company;

(d)
the stockholders approve a merger, consolidation or other reorganization of the Company, as a result of which less than 50% of the outstanding voting securities of the resulting entity are owned by former stockholders of the Company, or

(e)
the stockholders approve the sale of all or substantially all of the assets of the Company to a person or entity which is not a subsidiary of the Company.

Performance Graph

        The following graph provides a five-year comparison of cumulative total returns for the Company, the Media General Technical/System Software Index ("MG Group Index") and the New York Stock Exchange Market Value Index ("NYSE Market Index"). The comparison covers the five-year period from January 1, 1998 to December 31, 2002, and assumes that $100 was invested at the beginning of the five-year period in the Company's common stock and each index. Cumulative total returns assumes reinvestment of dividends on the date the dividends were declared.

        The stock price performance depicted in this graph is not necessarily indicative of future price performance. This graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or deemed filed under those Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of March 21, 2003, the names, addresses, and holdings of those persons known to the Company to be beneficial owners of more than 5% of its common stock, the names and holdings of each director and each nominee for director, the names and holdings of each executive officer named in the Summary Compensation Table ("named executive officers") and the holdings of all executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount Beneficially Owned and Nature of Beneficial Ownership[1]	Percent of Class[2]
Wellington Management Company LLP 75 State Street, Boston, Massachusetts 02109[3]	3,039,200	10.154%
Morgan Stanley 1585 Broadway New York, New York 10036[4]	3,013,878	10.069%
Paradigm Capital Management, Inc. Nine Elk Street, Albany, New York, 12207[5]	2,004,000	6.695%
Dassault Systemes of America Corp. 6320 Canoga Avenue, Tillium East Tower, Suite 300, Woodland Hills, CA 91367 [6]	1,763,400	5.891%
Larry S. Barels	52,000	*
Donald Glickman	35,000	*
William F. Grun	24,760	*
George N. Riordan	91,202	*
Frank Perna, Jr.	1,265,062	4.055%
Louis A. Greco[7]	340,421	1.145%
Robert R. Ryan	26,932	*
Nader Khoshniyati[8,9]	1,281,632	4.106%
Kenneth Blakely	248,107	*
All directors and executive officers as a group (9 persons)[10]	3,365,116	10.107%

*
Holdings represent less than 1% of all shares outstanding.

1
Except as provided with respect to certain shares held in trust with the person's spouse and as otherwise provided under state community property laws, beneficial ownership is direct (and includes shares held pursuant to the MSC.Software Corporation's Profit Sharing Plan, 1998 and 1999 Executive Bonus Plan and Employee Stock Purchase Plan), and the person indicated has sole voting and investment power over the shares of common stock indicated. The amounts shown in this column include shares issuable upon exercise of options which are exercisable on or within 60 days of March 21, 2003, in the following amounts: Larry S. Barels, 22,000; Donald Glickman, 22,000; William F. Grun, 12,000; George N. Riordan 71,500; Frank Perna, Jr., 1,080,475; Louis A. Greco, 279,225; Nader Khoshniyati, 32,975, and Robert R. Ryan, 25,475.

2
All expressions of percent of class held assume that the options, if any, of the particular person or group in question, and no others, have been exercised.

3
Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by Wellington Management Company, LLP on January 10, 2003.

4
Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by Morgan Stanley on January 15, 2003. Morgan Stanley and Morgan Stanley Investment Advisors, Inc. have shared voting and dispositive power with respect to 2,177,000 shares of common stock.

5
Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by Paradigm Capital Management, Inc. on February 14, 2003.

6
Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 by Dassault Systemes of America Corp., Dassault Systems Corp., and Dassault Systemes S.A. in July 2001. The three entities have share voting and dispositive power with respect to 1,763,400 shares of common stock. The shares are held pursuant to a Stockholder's Agreement dated May 2, 2001, between the Company and the stockholders of Advanced Enterprise Solutions, Inc. Consequently, the shares beneficially owned by Dassault

  Systemes of America Corp., Dassault Systemes Corp. and Dassault Systemes S.A. are subject to certain transfer restrictions.

7
Includes 1,000 shares gifted to a family member who shares reporting person's household.

8
Includes shares of common stock held by Shirley Khoshniyati (47,383 shares), Amir Khoshniyati (51,323) and Arya Khoshniyati (51,323 shares).

9
Includes shares held by BNY Western Trust Company pursuant to an Escrow Agreement dated July 19, 2001. The shares are also held pursuant to a Shareholder's Agreement dated May 2, 2001, between the Company and the stockholders of Advanced Enterprise Solutions, Inc. Consequently, the shares beneficially owned by Nader Khoshniyati are subject to certain transfer restrictions.

10
Includes 1,757,375 shares issuable upon exercise of options granted to the directors and executive officers of the Company that are exercisable on or within 60 days of March 21, 2003. See footnote 1 above.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act 1934 requires our directors and executive officers and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission. To our knowledge, based solely on review of copies of such reports furnished to us and written representation that no other reports were required, all reporting requirements under Section 16(a) and reports for the year ended December 31, 2002 were met in a timely manner by our directors, executive officers and greater than 10% beneficial owners.

Annual Report on Form 10-K

        If any person who was a beneficial owner of common stock of the Company on the record date for the 2003 Annual Meeting desires additional copies of the Company's Report on Form 10-K, such copies will be furnished without charge upon written request. The request should identify the person requesting the Report on Form 10-K as a stockholder of the Company as of March 21, 2003 and should be directed to Mr. Louis A. Greco, Secretary, MSC.Software Corporation, 2 MacArthur Place, Santa Ana, CA 92707. We also make available free of charge on or through our Internet website at http://www.mscsoftware.com our Annual Report on Form 10-K.

Stockholders' Proposals

        We anticipate that the 2004 Annual Meeting will occur on its regular date in May 2004. Accordingly, any stockholder proposal must be submitted in writing to Louis A. Greco, Secretary of the Company, at the principal executive office of the Company at 2 MacArthur Place, Santa Ana, California 92707 and received by December 12, 2003 if it is to be considered for inclusion in the Company's 2004 proxy materials. Any such proposal must comply with all the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. A stockholder proposal (other than in respect of a nominee for election to the Board), to be presented at the 2004 Annual Meeting, but not submitted for inclusion in the proxy statement, will be considered untimely under the Company's Bylaws if received by the Company after the close of business on the tenth day following the day on which notice of the 2004 Annual Meeting is first mailed to stockholders.

By Order of the Board of Directors, Louis A. Greco Secretary and Chief Financial Officer
April 11, 2003

APPENDIX A

MSC Software Audit Committee Charter
March 19, 2003

Purpose

The Audit Committee is appointed by the Board of Directors to assist the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community regarding the quality and integrity of the Company's financial statements and financial reporting process, the systems of internal accounting and financial control, and compliance with legal and regulatory requirements.

Organization

The Audit Committee of the Board of Directors shall be comprised of at least three directors, all of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

Responsibilities

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee should take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior.

The Audit Committee shall:

1.
Recommend to the Board the selection of the independent auditors, subject to shareholders' approval.

2.
Establish a clear understanding with the independent auditors that they are ultimately accountable to the Audit Committee and the Board of Directors who have authority in deciding to engage, evaluate or terminate their services.

3.
Review the Company's quarterly financial statements with management prior to the press release of results.

4.
Meet with the independent auditors prior to the filing of the Form 10-Q to discuss results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors. The chair of the committee may represent the entire committee at the quarterly meeting with the independent auditors.

5.
Review the audited annual financial statements with management and the independent auditors.

6.
Discuss any material changes in accounting principles or financial disclosure practices used in preparing the Company's financial statements with management and the independent auditors.

7.
Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

8.
Discuss the independent auditors' judgments about the quality and reasonableness of the Company's financial statements and any suggested or recommended changes in accounting or financial disclosure practices.

9.
Discuss current accounting trends and developments and any legal, regulatory or compliance matters that could have an impact on the Company's financial statements with the independent auditors and management and ensure that appropriate action is taken with respect thereto.

10.
Recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10K.

11.
Meet with the independent auditors and financial management of the Company to review the scope and plans for the proposed annual audit and quarterly reviews, review the experience and qualifications of the lead audit partner and the senior members of the audit team, and approve the independent auditor's compensation.

12.
At the conclusion of the annual audit, meet with the independent auditors to discuss the results of their examinations including any comments or recommendations.

13.
Consider the auditors' independence from management and the Company, and obtain and review a report from the independent auditor describing all relationships between the auditor and the Company.

14.
Review the retention of the independent auditors for any non-audit service and consider the fees for such service.

15.
Approve the hiring of employees or former employees of the independent auditor.

16.
Review with the independent auditors and financial management personnel, the adequacy and effectiveness of the accounting and financial controls of the Company. Elicit any recommendations for the improvement of such internal controls.

17.
Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial management personnel, the cooperation that the independent auditors received during the course of audit, and any other concerns or issues that the independent auditors may have.

18.
Review with management and the independent auditors any unusual correspondence with regulators or government agencies and any employee complaints or other reports that raise material issues regarding the Company's financial statements or accounting policies.

19.
Review company procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls and auditing matters.

20.
Investigate any matter brought to the Audit Committee's attention within the scope of its duties, with full access to all books, records, facilities and personnel of the Company and the power to retain independent counsel or other experts for this purpose.

21.
Brief the board of directors on audit committee activities including any concerns regarding the quality and integrity of the Company's financial statements.

22.
Encourage and maintain free and open communication between the directors, the independent auditors, and the management of the company.

23.
Review and reassess this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

24.
Conduct an annual evaluation to ensure compliance with this Charter.

25.
Prepare an Audit Committee report each year for inclusion in the Company's proxy statement.

Meetings

The audit committee shall meet a minimum of six times per year. The committee shall meet with management and the auditors quarterly to review quarterly financial statements. The committee shall meet with the independent auditors to review the annual audit scope, plans, staffing and fees prior to the annual audit. The committee shall also meet with the independent auditors at the conclusion of the annual audit to review the results of the audit. The committee will conduct additional meeting at any time, as required, in order to carry out committee responsibilities.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN
YOUR PROXY CARD
IN THE ENVELOPE PROVIDED
AS SOON AS POSSIBLE

MSC.SOFTWARE CORPORATION
Annual Meeting of Stockholders May 14, 2003

This Proxy is solicited on behalf of the Board of Directors of
MSC.Software Corporation

        The undersigned hereby appoints Frank Perna, Jr. and Louis A. Greco, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Stockholders of MSC.Software Corporation to be held on May 14, 2003, and at any adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated April 11, 2003, receipt of which is hereby acknowledged by the undersigned.

        This proxy will be voted as directed. Unless otherwise directed, this proxy will be voted (1) FOR the election of the director nominees, and (2) FOR the ratification of the independent auditors.

This proxy is valid only when signed and dated.

See Reverse Side

/*\ Detach here from proxy voting card. /*\

This Board recommends that you vote FOR the nominees on Proposal 1 and FOR Proposal 2 by indicating your choice below:	Please mark your votes as indicated in this example	☒
		FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
(1)	This election of the nominees for director specified in the Proxy Statement to Class III of the Board.	☐	☐	(2)	Ratification of the appointment of KPMG LLP to serve as the Company's independent auditors for fiscal year 2003.	☐	☐	☐
	01 George N. Riordan 02 William F. Grun
	To withhold authority to vote for any nominee, strike through his name.
				Any other matters as may properly come before the meeting or any adjournment thereof. As to these other matters, the undersigned hereby confers discretionary authority.
Signature	Signature	Date
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/*\ Detach here from proxy voting card. /*\

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 8:00 P.M. Los Angeles Time on May 13, 2003.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.eproxy.com/mns		1-800-435-6710

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR
		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

QuickLinks

NOTICE OF ANNUAL MEETING
TABLE OF CONTENTS
QUESTIONS AND ANSWERS
PROPOSALS YOU MAY VOTE ON
THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
INDIVIDUAL GRANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS
APPENDIX A